UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2017

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918-573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 9, 2017, The Williams Companies, Inc. (the “Company”) issued a press release announcing the Equity Offering (as defined below) and a press release announcing that it had priced the Equity Offering. Copies of these press releases are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 8.01.	Other Events.

Equity Offering

On January 9, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Equity Offering”) of 65,000,000 shares of the Company’s common stock at a price to the public of $29.00 per share. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option (the “Option”) to purchase up to an additional 9,750,000 shares of common stock. The Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Equity Offering and the offer and sale of shares issued pursuant to the Option have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-204077) of the Company (the “Registration Statement”), and the prospectus supplement dated January 9, 2017 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on January 11, 2017. Closing of the sale of the shares of common stock pursuant to the Equity Offering is expected to occur on January 13, 2017. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Equity Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 9, 2017, by and between The Williams Companies, Inc. and Morgan Stanley & Co. LLC, as representative of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated January 9, 2017.

99.2	Press release dated January 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

/s/ Robert E. Riley, Jr.
Name: Robert E. Riley, Jr.
Title: Assistant Secretary

DATED: January 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 9, 2017, by and between The Williams Companies, Inc. and Morgan Stanley & Co. LLC, as representative of the underwriters named in Schedule 1 thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated January 9, 2017.

99.2	Press release dated January 9, 2017.